NAIC GROWTH FUND, INC.

Annual Report
December 31, 1998
















































Report to Shareowners:
December 31, 1998

     This past year was a bit unusual as many market observers felt another record year could not be recorded in 1998 and yet the Dow Jones Industrial Average again scored a double-digit increase. Most of the advances were seen in the large cap companies as medium and small cap stocks did not perform as well. In fact, more stocks finished the year at lower prices than those with higher prices on both the NYSE and NASDAQ. Still, 1998 was a year that probably rewarded those who continued to hold high quality issues rather than time sales and purchases. That is primarily the policy followed by the Fund managers.
     During the year, the Net Asset Value went from $10.99 to close on December 31 at $12.48. When adjusted for the dividends paid in 1998, the increase in NAV was 18.8%. The dividend payments for the year were $0.578 and that is 24% above 1997, including regular income and capital gains.
     Two stocks were sold because they were being purchased by other companies, Dynatech Corp. and ALLIED Group. Three other stocks were sold because of small positions in each Nielsen Media, Solutia, Inc. and Tricon Global Restaurants. All had been received by the Fund as a result of spin-offs from other stocks held. It was felt that they were not significant in the dollar amount of shares held and that they probably would not be added to at any time in the near future. The final sale was 2,000 shares of McDonalds. The Fund still owns 4,000 shares of the fast food chain.
     Purchases during the year included 1,000 Dallas Semiconductor bringing our total to 6,000 shares; 5,000 Diebold, a new holding; 4,000 EMC Corporation, a new holding; 5,000 Federal Signal to make a total of 10,000 shares; 3,000 Intel, a new holding; 6,000 Invacare, a new holding; 3,313 Molex, Inc. for a combined holding of 8,000 shares; 2,000 OReilly Automotive with a new total of 6,000; 1,000 Stryker
Corp. with 7,000 now being held and 2,267 Vishay Intertechnology to bring the total to 15,000.
     A total of 85% of the dividend paying stocks held by the Fund increased the cash dividend during the year. That is normally an indication that the boards of directors of those companies are positive about the future.
     We feel that 1999 will be challenging as market observers again feel earnings gains will not be as robust as in past years. At the same time, we think we are well positioned with our portfolio. While we have little control over market fluctuations over the short period, we are confident that earnings progress will continue to be made by our holdings in the long term.



Thomas E. O'Hara, Chairman            Kenneth S. Janke, President







NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 1998


ASSETS

Investment securities
   at market value (cost $7,014,993)                       $18,601,559
Short-term investments
   at amortized cost                                         2,198,562
Cash and cash equivalents                                      743,852
Dividends and interest receivable                               22,250
Prepaid insurance                                                9,917

                                                            21,576,140

LIABILITIES

Dividends payable          842,972
Accounts payable            31,993                             874,965

TOTAL NET ASSETS                                           $20,701,175



SHAREHOLDERS' EQUITY

Common Stock par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 1,659,394 shares                        $        1,659
Additional Paid-in Capital                                      9,101,805
Undistributed net investment income                                11,145
Undistributed net realized gain
      on investments                                                    0
Unrealized appreciation of investments                         11,586,566

SHAREHOLDERS' EQUITY                                          $20,701,175

NET ASSET VALUE PER SHARE                                   $       12.48


See notes to financial statements














NAIC Growth Fund, Inc.
Statement of Operations
For the year ended December 31, 1998


INVESTMENT INCOME

     Interest                                                 $  111,437
     Dividends                                                   265,735

                                                                 377,172
EXPENSES

     Advisory fees                        143,534
     Transfer agent & custodian fees       39,307
     Insurance                             18,528
     Audit fees                            14,600
     Directors' fees &  expenses           11,779
     Legal fees                             9,616
     Annual shareholders meeting            9,102
     Printing                               7,819
     Mailing & postage                      4,808
     Other fees & expenses                  8,698
     Less:     Advisory fees waived      (107,651)

     Net Expenses                                                 160,140

          Net investment income                                   217,032

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

     Realized gain on investments:
        Proceeds from sale of investment securities  1,048,554
        Cost of investment securities sold             297,861

          Net realized gain on investments                         750,693

     Unrealized appreciation of investments:
        Unrealized appreciation at beginning of year 9,342,727
        Unrealized appreciation at end of year      11,586,566

          Increase in unrealized appreciation on investments     2,243,839
              Net realized and unrealized gain on investments    2,994,532

NET INCREASE FROM OPERATIONS                                   $ 3,211,564


See notes to financial statements










NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the years ended:

                                     December 31, 1998    December 31, 1997

FROM OPERATIONS:

Net investment income                       $217,032              $150,230
Net realized gain on investments             750,693               577,028
Net change in unrealized appreciation
     on investments                        2,243,839             2,816,174
        Net increase from operations       3,211,564             3,543,432


DISTRIBUTIONS TO STOCKHOLDERS FROM:

Net investment income                        206,409               155,619
Net realized gain from investment
     Transactions                            750,693               577,028
        Total distributions                  957,102               732,647
FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment                        538,333               423,948
Cash purchases                               573,075               612,787
   Net increase from capital stock
      Transactions                         1,111,408              1,036,735
         Net increase in net assets        3,365,870              3,847,520

TOTAL NET ASSETS:

Beginning of year                         $17,335,305            $13,487,785
End of year (including undistributed
     net investment income of $11,145
     and $522, respectively)              $20,701,175             $17,335,305

Shares:

Shares issued to common stockholders under
     the dividend reinvestment and cash
     purchase plan                               82,406              89,346
Shares at beginning of year                   1,576,988            1,487,642

Shares at end of year                         1,659,394            1,576,988

See notes to financial statements










NAIC Growth Fund, Inc.
Financial Highlights
For the years ended:
                                       1998    1997    1996    1995     1994

Net asset value at beginning of year  $10.99   $9.07   $7.60  $5.75    $5.62
Net investment income                    .14     .10     .10    .08      .05
Net realized and unrealized gain
   on investments                       1.93     2.29   1.75   1.91      .13
      Total from investment operations  2.07     2.39   1.85   1.99      .18

Distributions from:
   Net investment income                (.13)    (.10)  (.10)  (.08)    (.05)
   Realized gains                       (.45)    (.37)  (.28)  (.06)     .00
      Total distributions               (.58)    (.47)  (.38)  (.14)    (.05)
Net asset value at end of year        $12.48   $10.99  $9.07  $7.60    $5.75

Per share market value,
     end of year    Ask               10 3/4    15 1/4  9 3/4   7 1/8    4 3/4
                    Bid               10 1/4    14 1/2  9 7/16  6 7/8   4 11/16
Total Investment Return:

 based on market value
   1 year                            (25.42%)  58.50%   42.94%  49.70%  (0.54%)
   from inception                     11.30%   17.84%   12.59%   7.85%   0.27%
based on net asset value
   1 year                             18.84%   26.43%   24.46%  34.60%    3.12%
   from inception                     13.79%   13.69%   11.92%   9.78%    4.92%
Net Assets, end of year (mil)   $20,701.2 $17,335.3 $13,487.8 $10,989.1 $8,316.6
Ratios to average net assets:

Ratio of expenses to average
     net assets (a)                    0.83%    0.96%     0.96%   1.19%    1.81%
Ratio of net investment
   income to average net assets (a)    1.13%    0.96%     1.10%   1.16%    0.77%
Portfolio turnover rate                5.87%    6.31%     5.93%   6.90%    6.56%

(a)  For all years presented, the adviser voluntarily waived its fee.
Had the adviser not done so in 1998, 1997, 1996, 1995 and 1994, the
ratio of expenses to average net assets 	would have been 1.39%, 1.69%,
1.68%, 1.94% and 2.00% and the ratio of net investment income to average net assets would have been 0.57%, 0.23%, 0.38%, 0.41% and 0.58%, respectively.

See notes to financial statements












NAIC Growth Fund, Inc.
Portfolio of Investments - December 31, 1998


%  Common Stock          Shares        Cost         Market


1.7   Agriculture

Monsanto                 7,500        65,339         356,250

2.2   Auto Replacement

Dana Corp.               4,000         53,250        163,500
O Reilly Automotive  *   6,000        140,375        283,500

8.3   Banking

Citigroup                10,000        79,167        496,875
Comerica, Inc.            3,000        58,750        204,563
Bank One Corp.            3,240        64,750        165,443
Huntington Banc.         14,527        91,086        436,718
Synovus Financial        16,875        81,125        405,000

2.5   Building Products

Clayton Homes            12,500       131,981        172,656
Johnson Controls          6,000        96,895        354,000

2.7   Chemicals

OM Group, Inc.            6,000       195,562        219,000
RPM                      12,500       119,125        200,000
Sigma Aldrich             5,000        94,938        146,875

3.4   Computers

EMC Corp. *               4,000       116,000        340,000
IBM                       2,000        99,387        368,750

3.2   Consumer Products

Colgate-Palmolive         4,000        98,500        371,500
Newell Co.                7,000       153,000        288,750

5.1   Electrical Equipment

CBS Corp.                 5,000       102,437        164,063
Federal Signal           10,000       239,813        273,750
General Electric          4,000        56,000        408,000
Vishay Intertech. *      15,000       165,456        217,500

2.2   Electronics

Diebold                   5,000       138,687        178,437
Molex, Inc.               8,000       184,478        273,750

13.3   Ethical Drugs

Amer. Home Prod.           6,000       90,510        338,250
Bristol-Myers Squibb       3,000      106,538        401,438
Eli Lilly                  6,000       91,688        533,250
Johnson & Johnson          2,000       45,500        167,750
Merck & Co., Inc.          2,500       83,319        368,750
Pfizer, Inc.               4,000       58,750        500,000
Pharmicia & Upjohn         7,975      200,070        451,584

6.6   Financial Services

Household Intl.           27,266      242,847      1,080,415
State Street Boston        4,000       75,500        280,500

3.0   Food

ConAgra                    6,000       78,125        189,000
Heinz, H.J.                3,000       67,250        169,875
McCormick & Co.            8,000      168,850        270,500

1.5   Grocery

Hannaford Bros.             6,000     138,562        318,000

5.1   Hospital Supplies

Biomet Corp.                7,000     122,250        281,750
IMS Health Inc.             1,500      33,236        113,156
Invacare                    6,000     152,500        144,000
Stryker Corp.               7,000     160,063        385,437
St. Jude Medical*           4,500     100,125        125,437

0.6   Industrial Services

Donaldson Co.                6,000     37,588        124,500

0.6   Instruments

TSI, Inc.                   15,000     48,375        131,250

4.0   Insurance

AFLAC, Inc.                  7,500      51,875       329,063
Amer. Intl. Group            5,062      79,044       489,116

2.6   Machinery

Cooper Industries            3,500     129,018       166,906
Emerson Electric Co.         6,000     113,518       363,000

2.5   Multi Industry

Pentair                      3,000      23,875       119,437
Teleflex                     6,000     145,187       273,750
Thermo Electron *            6,750     106,687       114,328

0.8   Office Equipment

American Bus. Prod.          7,000      158,000      164,500

0.9   Paper

Mead Corp.                   6,000       74,144      175,875

0.4   Petroleum

Kerr McGee                   2,000       95,250       76,500

1.6   Publishing

Reuters Holdings             5,199       125,351     329,487

1.5   Restaurants

McDonald's                   4,000        53,625     307,250

2.9   Semiconductor

Dallas Semiconductor         6,000       138,438     244,500
Intel                        3,000       228,563     355,688

3.7   Soft Drinks

Coca Cola                    4,000        82,250     268,000
PepsiCo                     12,000       205,374     490,500

2.6   Telecommunications

ADC Telecom. *               9,000        21,234     312,750
Cincinnati Bell              6,000        55,250     226,875

1.3   Transportation

Sysco Corp.                 10,000        142,750    274,375

2.4   Utilities

Century Telephone            7,500        140,625    506,250

0.7   Water Treatment

Ionics *                     5,000        117,188    149,687

89.9                                   $7,014,993 $18,601,559


Short-term Investments

10.6   United States Treasury  Bill,
          maturing 1/7/99                           2,198,562
3.6    Misc. Cash Equivalents                          743,852

14.2                                                 2,942,414

Total Investments                                   21,543,973

(4.1)    All other assets less liabilities            (842,798)

100.0%          Total Net Assets                   $20,701,175


_ non-income producing security
















































NAIC Growth Fund, Inc.
Notes to Financial Statements

(1)  ORGANIZATION
The NAIC Growth Fund, Inc. (the "Fund") was organized under Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareholders may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see
Note 4).

Investments   Investments in equity securities are stated at market
value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost. Any discount or premium is amortized from
the date of acquisition to maturity.   Investment security purchases
and sales are accounted for on a trade date basis.

Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is based upon Federal income tax cost of portfolio investments as of December 31, 1998:

     Gross unrealized appreciation          $  11,613,816
     Gross unrealized depreciation                (27,250)

          Net unrealized appreciation        $ 11,586,566

     Federal income tax cost                  $ 7,014,993


Expenses The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first Ten Million Dollars of the Funds average net assets, one and one-half percent (1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Advisers monthly fee. A director of the Fund is of counsel to the Fund's legal counsel. Legal counsel has incurred $9,616 for ongoing legal services during the year.

(3)  MANAGEMENT ARRANGEMENTS
Investment Adviser   National Association of Investors Corporation
(NAIC) serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund. For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived $107,651 of its total fee of $143,534 for the year ended 1998.


Plan Agent   Michigan National Bank (MNB) serves as the Funds
custodian pursuant to the Custodian Agreement.   As the Fund's
custodian, MNB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. Boston EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to Transfer Agency and Dividend Disbursement Agreements. Boston EquiServe receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which allows shareholders to reinvest dividends paid and make additional contributions. Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareholders who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareholder participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREHOLDERS
On May 14, 1998, a distribution of $0.07 per share aggregating $114,130 was declared from net investment income. The dividend was paid August 3, 1998, to shareholders of record June 30, 1998. On December 3, 1998, a distribution of $0.508 per share aggregating $842,972 was declared from net investment income and capital gains. the dividend was paid January 29, 1999 to shareholders of record December 31, 1998.

(6)  Investment transactions
Purchases and sales of securities, other than short-term securities for the year ended December 31, 1998, were $1,004,988 and $297,861, respectively.

(7)  FINANCIAL HIGHLIGHTS
The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the years presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These Financial Highlights have been derived from the financial statements of the Fund and other information for the years presented. The Total Investment Return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.
























Report of Independent Public Accountants

To the Board of Directors and Shareholders of NAIC Growth Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of NAIC GROWTH FUND, INC. (a Maryland corporation), including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NAIC Growth Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                                 ARTHUR ANDERSEN LLP


Detroit, Michigan,
January 7, 1999.
















 NAIC Growth Fund, Inc.
     Dividends and Distributions:  Dividend Reinvestment and Cash
Purchase Plan

     We invite you to join the Dividend Reinvestment and Cash Purchase Plan (the Plan), which is provided to give you easy and economical ways of increasing your investment in the Funds shares. THOSE
SHAREHOLDERS WHO HAVE ELECTED TO PARTICIPATE IN THE PLAN NEED NOT DO ANYTHING FURTHER TO MAINTAIN THEIR ELECTION.

     Boston EquiServe will act as the Plan Agent on behalf of shareholders who are participants in the Plan.

     All shareholders of the Fund (other than brokers and nominees of financial institutions) who have not previously elected to participate in the Plan or who have terminated their election may elect to become participants in the Plan by filling in and signing the form of authorization obtainable from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266, the transfer agent for the Funds shares and the shareholders agent for the Plan, and mailing it to Boston EquiServe.
The authorization must be signed by the registered shareholders of an account. Participation is voluntary and may be terminated or resumed at any time upon written notice from the participant received by the Plan Agent prior to the record date of the next dividend. Additional information regarding the election may be obtained from the Fund.

     Dividend payments and other distributions to be made by the Fund to participants in the Plan either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market)
or, will be represented by the delivery of shares depending upon which of the two options would be the most favorable to participants, as hereafter determined. On each date on which the Fund determines the net asset value of the shares (a Valuation Date), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Fund, the Plan Agent will compare the determined net asset value per share with the market price per share.
For all purposes of the Plan, market price shall be deemed to be the highest price bid at the close of the market by any market maker on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made.
The market price was $10 1/2 on December 31, 1998. If the net asset value in any such comparison is found to be lower than said market price, the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Participants in the Plan at a price per share
equal to the greater of the determined net asset value per share	or
ninety-five percent (95%) of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share (as determined above) is higher than the market price per share, then the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan Agent for the account of Plan participants and the Plan Agent then shall use such cash payment to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the open market at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the open market by the end of the first trading day following receipt of the cash payment from the Fund, any remaining funds shall be used by the Plan
Agent to purchase newly issued shares of the Funds common stock from the Fund at the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share as of the date coinciding with or next preceding the date of the relevant Valuation
Date.

     Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Funds shares. Such payments may be made in any amount from a minimum of $50.00 to a maximum of $1,000.00 per month.
The Fund may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan Agent will determine the amount of funds accumulated. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month
(Investment Date). The funds will be used to purchase shares of the Funds common stock from the Fund if the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date.
In such case, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the open market at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the open market by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued shares of the Funds common stock from the Fund at the greater of the determined net asset value per share or ninety-five (95%) percent of the market price per share as of the relevant Valuation Date. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time of receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month.
This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least forty-eight hours before such payment is to be invested by the Plan Agent.

     Boston EquiServe as the Plan Agent will perform bookkeeping and other administrative functions, such as maintaining all shareholder accounts in the Plan and furnishing written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholders proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareholders who are entitled to vote on any matter involving the Fund. In case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such shareholders as representing and limited to the total number of shares registered in the shareholders name and held for the account of beneficial owners who have elected to participate in the Plan.

     There are no special fees or charges to participants other than reasonable transaction fees and a termination fee of up to one ($1.00) dollar.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge a pro rata share of the brokerage commissions, if any. Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in larger blocks and prorating the lower commission rate thus applied.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.





























Contents
Report to Shareowners                          2
Statement of Assets and Liabilities            3
Statement of Operations                        4
Statements of Changes in Net Assets            5
Financial Highlights                           6
Portfolio of Investments                       7
Notes to Financial Statements                 10
Auditors Report                               13
Dividends and Distributions                   14
NAIC Growth Fund, Inc., Board of Directors    18
Shareholder Information                       18













































NAIC Growth Fund, Inc.
Board of Directors

Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI

Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI

Carl A. Holth
Director,
Clinton Twp., MI

Kenneth S. Janke
President,
Bloomfield Hills, MI

Benedict J. Smith
Director,
Birmingham, MI

James M. Lane
Director,
Grosse Pointe Farms, MI

Peggy L. Schmeltz
Director,
Bowling Green, OH

Cynthia P. Charles
Director,
Ambler, PA


Shareholder Information

The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF.

The dividend reinvestment plan allows shareholders to automatically reinvest dividends in Fund common stock without paying commission.
Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Shareholders or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak, Michigan 48068.
Telephone 248-583-6242 Ext. 322.